EXHIBIT 10 (k)

                      REVOLVING LOAN AND SECURITY AGREEMENT
                  CONVERTIBLE REVOLVING CREDIT PROMISSORY NOTE
                             DATED OCTOBER 26, 1987
                                 ADDENDUM NO. 16


      For consideration given and received, Robert Howard and iCAD, Inc. hereby agree to extend the repayment date in Paragraph D of the above referenced Convertible Revolving Credit Promissory Note, as amended, (the "Note") from January 4, 2005 to January 4, 2006. Also the Note hereafter will be a maximum principal sum of Five Million Dollars ($5,000,000).

      Effective the 31st. day of December 2004.

Please note that I, Mr. Robert Howard, do not intend to call in the principal balance of the note within 366 days from the expiration date of this amendment.


ICAD, INC.



By:  /s/ Annette Heroux                             /s/ Robert Howard
  -------------------------------                   ----------------------------
  Title:  Chief Financial Officer                   Robert Howard